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Exhibit 10.64


            FIRST AMENDMENT TO CHANGE OF CONTROL SEVERANCE AGREEMENT



     Reference is made to that certain Agreement dated February 23, 1994 between the undersigned, Jeremiah J. J. van Vuuren, as "Executive" and Wang Laboratories, Inc. as the "Company."

     Based on good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be bound hereby, the parties agree that:

(1) The second sentence of Section 2 of the Agreement is hereby amended to insert in subpart (ii) of such sentence:

     (a) immediately after the words "any option to acquire shares of the Company's Common Stock" and immediately before the word "awarded" the following words: "(other than the Non-Qualified Long-Term Incentive granted March 26, 1997) or any restricted shares"; and

     (b) immediately after the word "option" and before the word "or," the following: ", or restricted shares"; and

     (c) immediately after the words "fully exercisable" and before the words "upon the occurrence," the following: "or all restrictions thereon shall terminated, as the case may be,".

(2)  The following sentence shall be added as the third and last sentence in
     Section 2 of the Agreement:

          "Notwithstanding the immediately preceding sentence of this Section 2, in the event of a Change of Control occurring prior to March 27, 1998, the restrictions shall terminate on only twelve thousand five hundred (12,500) restricted shares of the Company's common stock granted to the Executive pursuant to that certain Restricted Stock Agreement, dated as of March 26, 1997, upon the occurrence of such Change of Control."
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The parties hereby ratify the Agreement as amended hereby without further changes. This Amendment to the Agreement is executed as a document under seal this 28th day of August, 1997.


                                             WANG LABORATORIES, INC.


                                             By: /s/ Joseph M. Tucci
                                                --------------------------------
                                                Joseph M. Tucci
                                                Chairman of the Board and
                                                Chief Executive Officer


AGREED:


By: /s/ J.J.J. van Vuuren
    -------------------------------
    Jeremiah J.J. van Vuuren